UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

Macquarie Infrastructure Fund, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56772	39-2908652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Fifth Avenue
New York, New York		10103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 231-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment No. 1 to the Amended and Restated Investment Advisory Agreement

On October 22, 2026, Macquarie Infrastructure Fund, L.P. (the “Fund”) entered into Amendment No. 1 to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement Amendment”) with Macquarie Wealth Advisers, LLC, a Delaware limited liability company and the advisor of the Fund (the “Adviser”). Pursuant to the Advisory Agreement Amendment, the Adviser has agreed to (i) waive the fee that the Fund pays the Adviser (the “Management Fee”) in its entirety for the period beginning with the initial acceptance by the Fund of a subscription for limited partnership units (the “Units”) by persons that are not affiliates of the Fund’s general partner (the “Initial Closing”) and ending on November 30, 2027, and (ii) waive a portion of the Management Fee for the period beginning on December 1, 2027 and ending on November 30, 2028, such that the Management Fee for such period equals an annual rate of 1.00% of the Fund's net asset value (“NAV”) for class S Units, class D Units and class I Units. Beginning on December 1, 2028, the Management Fee will be payable at the annual rate of 1.25% of the Fund's NAV for class S Units, class D Units and class I Units.

The foregoing summary description of the Advisory Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Advisory Agreement Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Expense Limitation and Reimbursement Agreement

On October 22, 2026, the Fund entered into the Amended and Restated Expense Limitation and Reimbursement Agreement (the “A&R Expense Limitation Agreement”) with the Adviser, which amended and restated the Expense Limitation Reimbursement Agreement effective October 31, 2025. Under the A&R Expense Limitation Agreement, the Adviser has agreed to extend the period in which it limits certain specified expenses borne by the Fund from a one-year term beginning on the Initial Closing date to three-year term beginning on the Initial Closing date.

The foregoing summary description of the A&R Expense Limitation Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Expense Limitation Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1, dated October 22, 2026, to the Amended and Restated Investment Advisory Agreement
10.2	Amended and Restated Expense Limitation and Reimbursement Agreement, dated October 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macquarie Infrastructure Fund, L.P.

Date:	October 28, 2026	By:	/s/ Christopher Frost
Name: Christopher Frost Title: Chief Executive Officer